Management Update For the Year Ended December 31, 2011 Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com February 17, 2012 Exhibit 99.1

Safe Harbor
(1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."
2
In the course of our presentation, we may discuss matters that are deemed to be forward-looking statements, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995 (the “Reform Act”)
(1)
.
Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Actual results may differ materially and adversely from projected results. We assume no obligation to update any forward-looking statements (including any projections) to reflect any changes or events occurring after the date hereof. Additional information about risks of achieving results suggested by any forward-looking statements may be found in Sterling’s 10-K, 10-Q and other SEC filings, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of
Financial Condition and Results of Operations.”

Franchise at a Glance

Based in Spokane, Wash.,
Sterling is one of the largest
commercial banks
headquartered in the Pacific
Northwest
(1)
More than 45,000
commercial transaction
accounts and 255,000 retail
transaction accounts
$6.5 billion of deposits with
an average cost of 0.80%
(2)
$730 million recapitalization
completed in August 2010
175 branches in 5 states
Source: SNL Financial, Company filings
Note: Financial data as of December 31, 2011.
MONTANA
IDAHO
OREGON
WASHINGTON
San Jose
San
Francisco
Sacramento
Santa
Rosa
Eugene
Salem
Portland
Seattle
Spokane
Great Falls
Helena
Billings
Boise
Major cities
Sterling branches
Key Statistics as of 12/31/2011
(billions)
Total assets: $9.2
Total deposits $6.5
Net loans $5.3
Deposit Market Share
(3)
State Branches Rank
Market Share
Washington
71
8
2.93%
Oregon
67
7
3.16%
California
13
54 0.11%
Idaho
18 11
2.55%
Montana
7
16
1.09%
(1) Pacific Northwest defined as Idaho, Oregon and Washington.
(2) For the quarter ended December 31, 2011.
(3) Deposit market share data as of June 30, 2011.

Q4 2011 Performance Highlights
Improving quarterly results
Reported Q4 net income of $14.8 million
Four consecutive quarters of earnings growth
Net interest margin (FTE) of 3.26%, up 46 bps from Q4 2010
Average cost of deposits declined by 33 bps from Q4 2010
Reduced credit provisioning
Provision for Q4 credit losses of $4.0 million
Compares to $30.0 million provision for Q4 2010
Declining levels of non-performing assets (NPAs)
NPAs of $369.1 million at 12/31/11, reflecting a 55% decline compared to $816.3 million of NPAs at 12/31/10
Focus on liquidating OREO, note sales, short sales and other workouts
Robust loan originations
Portfolio originations (excluding HFS) were $332.0 million, up 84%
over Q4 2010

Formula for Success – “Back to Basics” Banking
Focus on customers
Delivering value proposition to customers
o
Fair pricing
o
Competitive products and services
Resolving credit challenges
Improving credit metrics throughout the loan portfolio
Reducing non-performing loans and OREO
Strategic expansion in key markets and lines of business
Increased emphasis on sales and business development
Intelligent market segmentation
Expense control and emphasis on organizational efficiency
Managing through emerging regulatory changes
Cost-
effective
Funding
Improved
Asset
Quality
High Quality,
Relationship
Based Asset
Generation
Expense
Control
Profitable
Growth

Rank Institution Deposits
Deposit
Market
Share
1 Bank of America $8,552 23.2%
2 U.S. Bancorp 7,589 20.6
3 Wells Fargo 6,241 16.9
4 JPMorgan Chase 3,105 8.4
5 KeyCorp 2,488 6.7
6 Umpqua 1,617 4.4
PF 7 Sterling Pro Forma 1,102 3.0
7 BNP Paribas / BancWest 912 2.5
8 West Coast Bancorp 842 2.3
9 First Independent Bank 695 1.9
10 Riverview Bancorp 619 1.7
11 Washington Federal 441 1.2
12 Sterling 407 1.1
13 HomeStreet 300 0.8
14 First Federal S&LA of McMinnville 285 0.8
15 Banner 266 0.7
Recently Announced Acquisition of
First Independent Bank
6
Improves Sterling’s deposit market share in the Portland-Vancouver MSA to #7 from #12 (largest market in Oregon)
Enhances Sterling’s business mix – addition of low cost core deposit base
Expands Wealth Management platform and adds Trust Services to product offering ($452 million AUM at 12/31/11)
All Regulatory approvals received in January; Expected close February 29, 2012
6
Source: SNL Financial. Deposit market share data as of June 30, 2011.
Deposit Market Share: Portland-Vancouver MSA Pro Forma Branch Map
Portland
Eugene
Spokane
Seattle
WA
84
90
5
OR
Washington
Columbia
Multnomah
Clackamas
Hood River
Clark
Skamania
Sterling
First Independent
Bank
Major Cities
Portland
($ in millions)
($ in millions)
Sterling
First
Independent
Sterling
Pro Forma
Branches 176 14 190
Total Deposits per Branch $37.1 $49.6 $38.0

First Independent Deposit and Loan Composition
7 7
Loan Portfolio  Composition
Cost of Interest-Bearing Deposits
Source: SNL Financial.
(1) Peers defined as banks in Washington and Oregon with asset size greater than $500 million and less than $5 billion.
(1)
Deposit  Composition
Balance of $680mm as of Dec. 31, 2011 Gross Balance of $453mm as of Dec. 31, 2011
Seller retaining $49mm of loans
Impaired and other loans
Overlapping and related credit exposure
Estimated gross credit mark of 9.5% or
$40mm on remaining $425mm of gross loans
o
Net credit mark of 6.1%, or $26mm
0.95%
0.91%
0.79%
0.65%
0.54%
0.50%
0.42%
0.35%
1.27%
1.16%
1.17%
0.99%
0.89%
0.81%
0.74% 0.65%
0.00%
0.40%
0.80%
1.20%
1.60%
Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11
First Independent Peer Median
IRA
Accounts
3%
CD
Accounts
13%
Non-
Interest
Bearing DDA
25%
Savings
Accounts
7%
Money
Market
Demand
Accounts
34%
Interest
Bearing DDA
18%
C&D
14%
1-4 Family
13%
Multifamily
3%
CRE
48%
C&I
16%
Consumer &
Other
6%

Improving Trends Summary (Q4 2011 vs. Q4 2010)

Increased margins and improved expense management
Net interest margin
Funding costs
Non-interest expense
46 bps
32 bps
20%
61%
55%
Provision for loan losses
Non-performing assets
Classified assets
87%
Improved asset quality and reduced credit provisioning

Deposit Composition
Source: SNL Financial and company filings.
Peers include: BANR, CATY, CYN, CVBF, GBCI, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers.
Overall improvement in deposit mix leading
to lower cost of deposits
Decreased brokered deposits by
$651mm since year end 2009, to $429mm
$1.2 billion of CDs re-pricing during 2012
with a current average rate of 1.31%
Deposit  composition
Deposit balances
Reducing avg. cost of deposits (%)
(1)
9
Non-interest
bearing transaction:
$1,212 / 19%
Time deposits-retail
& public:
$2,232 / 34%
Time deposits-
brokered:
$429 / 7%
Savings and money
market demand:
$2,092 / 32%
Interest-bearing
transaction:
$521 / 8%
Balance of $6,486 million as of December 31, 2011
(in millions)
(in millions)
12/31/2010 12/31/2011
Annual
% change
Retail deposits:
Transaction $1,490 $1,733 16%
Savings and MMDA 1,567             1,902             21%
Time deposits 2,809             1,993             -29%
Total retail 5,866             5,628             -4%
Public: 796                429                -46%
Brokered: 249 429                72%
Total deposits $6,911 $6,486 -6%
BPs Change
Depost funding costs 1.13% 0.80% -33
Gross loans to deposit 81% 85%
3.68%
3.26%
2.88%
2.82%
2.72%
2.31%
2.08%
1.98%
1.77%
1.45%
1.36%
1.27%
1.13%
1.01%
0.91%
0.86%
0.80%
2.18%
1.50%
1.10%
1.13%
1.33%
1.10%
0.90%
0.85%
0.73%
0.67%
0.66%
0.56%
0.50%
0.51%
0.48%
0.45%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
Q2
10
Q3
10
Q4
10
Q1
11
Q2
11
Q3
11
Q4
11
4Q 2011 Y-o-Y Improvement (33 bps)
STSA Peer
(1)

$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11
Classified Assets Non -perfoming Assets Non -performing Loans
$426
12/31/09: $1,648
Improving Trend in Classified & Non-Performing Assets

(in millions) 12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011
NPLs beginning-of-period $809.0 $654.6 $477.1 $396.1 $323.1
Additions/increases 62.5           47.0           65.1           66.6           33.0
Return to accruing status (11.1)          (77.3)          (13.7)          (6.8)            -
Charge-offs (31.4)          (24.1)          (33.4)          (29.9)          (10.7)
Transfer to OREO (58.6)          (67.3)          (33.5)          (58.7)          (18.5)
Payments/sales (115.8)        (55.8)          (65.5)          (44.2)          (39.7)
NPLs end of period $654.6 $477.1 $396.1 $323.1 $287.2
NPLs/Loans 11.6% 8.6% 7.1% 5.8% 5.2%
% decline ($) since Q4 2010: 56%
For the quarter ended
Non-performing Loan (NPL) Flow Analysis

OREO Flow Analysis

(dollars in millions)
Amount Properties Amount Properties
OREO:
Beginning balance $83 203 $162 439
Additions 265 821 178 463
Valuation adjustments (37) - (22) -
Sales (155) (584) (241) (758)
Other changes 6 (1) 5 (1)
Ending balance $162 439 $82 143
2010 2011
For the year ended December 31,

Washington:
$2,073 / 37%
Oregon:
$1,254 / 23%
N. California:
$1,148 / 21%
Idaho:
$318 / 6%
S. California:
$340 / 6%
Arizona:  $191 / 3%
Montana:
$101 / 2% Other:  $95 / 2%
Outstanding balance of $5.5 billion as of Dec. 31, 2011
(2)
(in millions)
Loan Portfolio Summary
Reducing Construction Loan Exposure and Focusing on Relationship-Based Lending
Gross loans were $5.5 billion at December 31, 2011
2011 portfolio loan originations increased by $897 million, or 189% over 2010
(1)
Source: Company filings.
(1) Excluding residential mortgage loans held for sale.
(2) Net of $124.1 million in FAS 114 writedowns.
Loan mix by geography
Loan mix by category
13
Residential RE:
$688 / 13%
Multi-family RE:
$1,001 / 18%
CRE, NOO:
$1,276 / 23%
CRE, OO:
$1,272 / 23%
C&I:  $432 / 8%
Construction:
$175 / 3%
Consumer:
$675 / 12%
Outstanding balance of $5.5 billion as of Dec. 31, 2011
(2)
(in millions)

0
50
100
150
200
250
300
350
400
450
Q4 10 Q1 11 Q2 11 Q3 11 Q4 11
Residential RE Multifamily CRE Construction Consumer Commercial
Loan Portfolio New Originations by Quarter
(1)
($ in millions)
14
$265
$180
$332
$348
$426
Source: Company filings.
(1) Excluding residential mortgage loans held for sale.

Millions
$800
$700
$600
$500
$400
$300
$200
$100
$-
$4
$28
$64
$81
$148
$184
$261
$365
$403
$509
$568
$641
$679
$744
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Monthly Originations
Cumulative

WA
30%
OR
10%
N Cal
31%
S Cal
29%
5 Yr Fixed
Hybrid
ARM
64%
3 Yr Fxd
H-ARM
19%
7 Yr Fxd
H-ARM
6%
Other
7%
Refi
75%
Purchase
25%
15
MF loan programs MF geography
MF loan purpose MF originations since program inception
Wtd Avg LTV: 67.0%; Wtd Avg DSC: 1.31:1; Wtd Avg Yield: 4.7%
$49 million sale completed in Q4 2011 for net gain of $1.3 million; expect additional sales in 2012
Multifamily – Program to Date as of Q4 2011

Sterling Rebranding

Sterling Savings Bank to be rebranded to Sterling Bank
Initial launch in Q1 2012
First significant branding initiative since bank was founded over 30 years ago
Completes process of evolving from thrift roots to a full-service commercial bank initiated in 2005 with charter conversion
CA will continue to operate as Sonoma Bank due to trademark restrictions
New website launch March 2012: www.bankwithsterling.com
Signage will be replaced over a two year period with initial roll out in Spokane,
Portland, Vancouver and Seattle
Expected financial impact of $3.5 million for 2012
At Sterling Bank, we improve lives and strengthen
communities. We are a bridge to the possible.
www.bankwithsterling.com

Expense Control and Operating Efficiency Drivers

Comprehensive staff review completed which identified $15 million in annualized staff savings
Substantially all staffing reductions will be achieved during Q1 ‘12, with full year
2012 compensation impact of $12 million excluding severance
Reductions represent approximately 6% of FTEs and 8% of related compensation expense (relative to 2011)
Severance related charge of approximately $3 million to be recognized in Q1 ‘12
OREO Expense – Expected decline with lower levels of OREO
Q4 2011 OREO Expense was only 12% of full year amount
Working to improve efficiency and effectiveness of operations
Additional reductions in FDIC insurance
Ongoing vendor assessment and procurement strategies
Review of branches and facilities
Management target: Efficiency ratio less than 60% by 2013
“Given the challenging interest rate environment and the uncertain economic outlook, Sterling must position itself for continued success, including lowering its operating expenses. Sterling has fewer assets today than it did just a few years ago and, although this has been a difficult decision, the bank needs to appropriately reflect that reality.”
-Greg Seibly, CEO

Summary
Executing on our strategic plan
Valuable, core-deposit franchise drives earnings power
Continued improvement in asset quality metrics
High-quality, relationship-driven asset generation
Ongoing expense management
Emphasizing increased earnings power
Focused on increasing pre-tax, pre-provision earnings
Fully Reserved Net Deferred Tax Asset of $327 million ($5.27 per share)
as of 12/31/11
Expect a portion of the DTA reserve may be released during the first half of 2012 if performance trends continue
Regardless of reserve release amount, effective tax rate of 0% expected for 2012
Amount of DTA that can be included in regulatory capital will be subject to limitations
Capitalization
Significantly exceeds regulatory levels required for “well-capitalized” status
Additional capital in place to support opportunistic growth
Will evaluate other capital management alternatives, including cash dividends, with expected release of regulatory restrictions
Capital ratios have improved since recapitalization in August 2010:
o
Tier 1 leverage ratio: 11.4%
o
Tier 1 risk-based capital ratio:  17.8%
o
Total risk-based capital ratio:   19.1%

Ticker: STSA
Spokane, Washington
www.sterlingfinancialcorporation-spokane.com
19
Investor Contacts Media Contact
Patrick Rusnak Cara Coon
Chief Financial Officer VP/Communications and Public Affairs Director
(509) 227-0961 (509) 626-5348
patrick.rusnak@sterlingsavings.com cara.coon@sterlingsavings.com
Daniel Byrne
EVP/Corporate Development Director
(509) 458-3711
dan.byrne@sterlingsavings.com

Appendix 20

12/31/2011 Peer median
(1)
TCE/TA 9.4% 8.8%
Tier 1 leverage 11.4% 9.5%
Tier 1 risk-based capital 17.8% 13.7%
Total risk-based capital 19.1% 15.5%
NPA/Tangible Capital + ALLL 35.4% 19.3%
Capital Compared to Peers
Source: SNL Financial and company filings. Sterling Financial data as of December 31, 2011. Peer group data as of most recent quarter available.
(1) Peers include all public U.S. banking companies with between $7 billion and $25 billion in assets.

Last Five Quarters Financial / Operating Highlights

(in millions)
12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011
Asset Quality
NPAs
(1)
$816 $629 $498 $435 $369
Classified assets $1,100 $812 $604 $500 $426
NPAs / assets 8.6% 6.7% 5.4% 4.7% 4.0%
ALLLs / NPLs 37.7% 48.8% 53.5% 57.6% 61.8%
ALLL /  loans 4.4% 4.2% 3.8% 3.3% 3.2%
Net charge-offs (NCOs) $31 $24 $33 $30 $11
NCOs / avg. loans 2.0% 1.6% 2.2% 2.0% 0.7%
Balance Sheet
Total assets $9,493 $9,352 $9,242 $9,176 $9,193
Net loans $5,379 $5,321 $5,388 $5,428 $5,341
Total construction loans $526 $396 $308 $222 $175
Securities $2,838 $2,821 $2,496 $2,448 $2,550
Core deposits
(2)
$6,662 $6,393 $6,124 $6,108 $6,057
Gross loans/total deposits 81% 83% 85% 87% 85%
Capital $771 $774 $808 $859 $879
TCE/TA 8.0% 8.1% 8.6% 9.2% 9.4%
Tier 1 leverage 10.1% 10.6% 10.9% 11.1% 11.4%
Operating Highlights
Operating income (loss) before taxes ($38.1) $5.4 $7.6 $11.3 $14.8
Provision for credit losses $30.0 $10.0 $10.0 $6.0 $4.0
FTE net interest margin 2.80% 3.22% 3.31% 3.34% 3.26%
Adj. FTE net interest margin 3.43% 3.75% 3.73% 3.60% 3.53%
For the quarters ended
(3)
(1) Net of cumulative confirmed losses on loans and OREO of $207.3 million for Dec. 31, 2011, $299.7 million for Sept. 30, 2011, $375.7 million for June 30, 2011, $423.8 million for March 31, 2011, and
$516.3 million for Dec. 31, 2010.
(2) Core deposits defined as total deposits less brokered CDs.
(3) Adjusted FTE NIM includes interest reversal on non-performing loans.

Years
6
5
4
3
2
1
0
5.1
4.5
3.3
3.8
4.0
3.4
2.9
3.1
3/31/2011
6/30/2011
9/30/2011
12/31/2011
WA Life-Base case
Eff Dur - Base case

30-yr MBS
20-yr MBS
10- & 15-yr MBS
CMO
Billions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.59B
$2.26B
$2.22B
$2.27B
3/31/2011
6/30/2011
9/30/2011
12/31/2011
Yield (2)
3.95%
3.23%
3.08%
2.82%

MBS:
$2,089 / 84%
Muni bonds:
$194 / 8%
Corp: $25 /1%
Non-agency:
$17 / 1%
Ginnie Mae:
$76 / 3%
Freddie Mac:
$23 / 1%
Fannie Mae:
$60 / 2%
Tax credit:
$2 / 0%
Other:  $1 / 0%
$2.5 billion total portfolio
(in millions)
High Quality, Low Credit Risk Investment Portfolio
Three considerations in shaping investment
portfolio composition are safety, liquidity and
return
Strategy remains to reduce exposure to 30-yr
MBS and replace with 10- and 15-year MBS
with good cash flows to fund loan growth
84% Agency MBS pass-throughs
Source: Company filings.
(1) Durations and average life measures are base case, under current market rates.
(2) Yield at quarter end.
Investment portfolio
Weighted avg life and effective duration
MBS composition
23
2.95%
overall
portfolio
yield
(2)

Outstanding balance of $2,277 million at Dec. 31, 2011
(in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$1,001
$380
$209
$204
$221
$152
$109
Multi-Family
Office & Commercial
Industrial Warehouse
Retail, Stand-Alone
Other
Hotels & Motels
Retail, Strip Centers

Includes Multifamily
Non-owner-occupied commercial real estate loans (including multifamily) totaled
$2.3 billion as of 12/31/2011
Increased by $445 million, or 24% since 12/31/2010
Represented 41% of gross loans as of 12/31/2011, up from 33% at 12/31/2010
3% of non-owner-occupied CRE loans were non-performing as of 12/31/2011
Source: Company filings.
CRE NOO loan mix by geography CRE NOO loan mix by property type
24
Washington:
$723 / 32%
N. California:
$644 / 28%
Oregon:
$387 / 17%
S. California:
$253 / 11%
Arizona:  $111 / 5%
Idaho:  $80 / 4%
Montana:  $25 / 1%
Other:  $54 / 2%
Outstanding balance of $2,277 million at Dec. 31, 2011
(in millions)
Loan Portfolio – CRE Non-Owner-Occupied

Office
Retail
Industrial
Other
Warehouse
Hotel/Motel
Land
Agriculture
Recreational Use

Includes SBA
Owner-occupied commercial real estate loans totaled $1.27 billion as of 12/31/2011
Represented 23% of gross loans at 12/31/2011
6% of owner-occupied CRE loans were non-performing at 12/31/2011
SBA loans were $98 million, or 8% of total owner-occupied CRE loans at 12/31/2011
Source: Company filings.
CRE OO loan mix by geography CRE OO loan mix by property type
25
Washington:
$411 / 32%
N. California:
$351 / 28%
Oregon:
$306 / 24%
Idaho:  $74 / 6%
Arizona:  $67 / 5%
S. California:
$36 / 3%
Montana:
$14 / 1%
Other:  $12 / 1%
Outstanding balance of $1,272 million at Dec. 31, 2011
(in millions)
$332
$242
$224
$134
$129
$76
$49
$49
$38
$0
$50
$100
$150
$200
$250
$300
$350
Outstanding balance of $1,272 million at Dec. 31, 2011
(in millions)
Loan Portfolio – CRE Owner-Occupied

Construction Loan Reductions
Aggressively shrinking construction portfolio
Construction balances have decreased $2.8
billion, or 94% since 2007
At 12/31/2011, construction loans had declined to
3% of total loans vs. 32% at 12/31/2007 (peak)
Construction non-performing loans totaled  $95
million (33% of total NPLs) as of 12/31/2011
Total construction loans
Construction loan balances
26
$-
$500
$1,000
$1,500
$2,000
$2,500
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
(in millions)
Res Multifam Comm'l
$534
$552
$640
$619
$540
$459
$336
$238
$176
$109
$95
$-
$100
$200
$300
$400
$500
$600
$700
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Non-performing construction loans
(in millions)
Commercial:
$121 / 69%
Multi-family:
$22 / 12%
Residential -
vertical:  $17 / 10%
Lots:  $8 / 5%
Raw land:  $5 / 3%
A&D:  $2 / 1%
Outstanding balance of $175 million as of Dec. 31, 2011
(in millions)

Ticker: STSA
Spokane, Washington
www.sterlingfinancialcorporation-spokane.com
27
Investor Contacts Media Contact
Patrick Rusnak Cara Coon
Chief Financial Officer VP/Communications and Public Affairs Director
(509) 227-0961 (509) 626-5348
patrick.rusnak@sterlingsavings.com cara.coon@sterlingsavings.com
Daniel Byrne
EVP/Corporate Development Director
(509) 458-3711
dan.byrne@sterlingsavings.com